Victory Portfolios II

VictoryShares US Discovery Enhanced Volatility Wtd ETF (CSF)

Supplement dated March 17, 2023
to the Summary Prospectus dated November 1, 2022

Effective March 20, 2023, the VictoryShares US Discovery Enhanced Volatility Wtd ETF (the “Fund”) will implement the changes to its investment strategy described below. These changes reflect revisions by Nasdaq, Inc., the index provider for the Fund, to the rules-based methodologies of the index that the Fund seeks to track.

The individual securities owned by the Fund are expected ultimately to change as a result of the revisions to the rules-based methodology utilized by the index. The Fund will continue its current investment strategy to invest at least 80% of its assets directly or indirectly in the securities included in its index.

Index the Fund Seeks to Track: Nasdaq Victory US Small Cap 500 Long/Cash Volatility Weighted Index (the “Index”)

Current Investment Strategy	Investment Strategy Effective March 20, 2023

The Index follows a rules-based methodology to construct its constituent securities:

◼    The Index universe begins with all publicly traded U.S. stocks and then screens for all companies with positive earnings over the last twelve months.

◼    The Index identifies the 500 largest U.S. companies with market capitalizations of less than $3 billion measured at the time the Index’s constituent securities are determined.

◼    The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

The Index follows a rules-based methodology to construct its constituent securities:

◼    The Index universe begins with all publicly traded U.S. stocks and then gathers the bottom 10% by market capitalization as represented by the NASDAQ US Small Cap Index (NQUSS).

◼    The Index then screens for the 500 largest companies by market capitalization with positive earnings over the last twelve months.

◼    The 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

If you wish to obtain more information, please call the VictoryShares internal team at 866-376-7890.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.